UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): July 18, 2023

ChargePoint Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39004	84-1747686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 East Hacienda Avenue Campbell, CA	95008
(Address of Principal Executive Offices)	(Zip Code)
(408) 841-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CHPT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On July 18, 2023, ChargePoint Holdings, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, 252,863,518 shares of the Company’s common stock, or approximately 71.6% of the total shares entitled to vote, were represented in person or by proxy. The matters before the Annual Meeting were described in more detail in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the United States Securities and Exchange Commission on May 25, 2023. The vote results detailed below represent final results as certified by the Inspector of Election.
Proposal One--Election of Directors. The stockholders elected the following nominees as Class III directors to serve until the 2026 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Pasquale Romano	123,492,159	10,180,059	119,191,300
Elaine L. Chao	123,265,861	10,406,357	119,191,300
Bruce Chizen	106,204,448	27,467,770	119,191,300
Michael Linse	122,342,951	11,329,267	119,191,300
Proposal Two--Ratification of Selection of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company's fiscal year ending January 31, 2024.

Votes For	Votes Against	Abstentions
250,763,930	1,326,485	773,103

Proposal Three--Advisory Vote to Approve the Compensation of the Company's Named Executive Officers. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
107,545,888	25,364,595	761,735	119,191,300
Proposal Four--Amendment and Restatement of the Company's Second Amended and Restated Certificate of Incorporation to Provide for the Exculpation of Officers as Permitted by Delaware Law. The stockholders did not approve the proposed amendment and restatement of the Second Amended and Restated Certificate of Incorporation of the Company to include the exculpation of officers pursuant to recent amendments to Delaware law.

Votes For	Votes Against	Abstentions	Broker Non-Votes
124,122,039	8,839,342	710,837	119,191,300

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARGEPOINT HOLDINGS, INC.

By:	/s/ Rebecca Chavez
Name: Rebecca Chavez
Title: General Counsel & Secretary
Date: July 20, 2023